LYRIS INC. AND SUBSIDIARIES
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2011

Exhibit 32.2
CERTIFICATION PURSUANT TO
  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lyris, Inc. (the “Company”) for the quarterly period ended September 30, 2011 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah Eudaley, Chief Financial Officer of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2011	/s/ Deborah Eudaley
Deborah Eudaley, Chief Financial Officer